UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

Cencora, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)

(610) 727-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

Executives of Cencora, Inc. (the “Company”) will be presenting at the Leerink Partners Global Healthcare Conference on Monday, March 10, 2025, at 8:40 a.m. ET. During this event, the Company’s executives will provide updates regarding certain performance expectations and recent business developments, including the following update to its fiscal year 2025 financial guidance:

•	Adjusted diluted earnings per share (EPS) for fiscal 2025 is now expected to be in the range of $15.30 to $15.60, up from the previous range of $15.25 to $15.55. This updated guidance reflects the Company’s continued momentum in the second quarter of fiscal 2025 for its core U.S. Healthcare Solutions reportable segment and does not reflect any change in expectations for its recently completed acquisition of Retina Consultants of America.

•	Please refer to the Supplemental Information Regarding Non-GAAP Financial Measure below.

Live webcasts and subsequent replays of the presentations can be accessed from the Company’s Investor Relations website at investor.cencora.com, although the Company reserves the right to discontinue the availability of such replays at any time. The website address included herein is an inactive textual reference only. The information contained on such website is not incorporated into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would,” and similar expressions are intended to identify such forward-looking statements, but the absence of these words does not mean the statement is not forward-looking. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. A more detailed discussion of the risks and uncertainties that could cause the Company’s actual results to differ materially from those indicated is included (i) in the “Risk Factors” and “Management’s Discussion and Analysis” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Supplemental Information Regarding Non-GAAP Financial Measure

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses the non-GAAP financial measure adjusted diluted EPS described below. This non-GAAP financial measure should be viewed in addition to, and not in lieu of, financial measures calculated in accordance with GAAP. This supplemental measure may vary from, and may not be comparable to, similarly titled measures by other companies.

This non-GAAP financial measure is presented because the Company’s management uses non-GAAP financial measures to evaluate the Company’s operating performance, to perform financial planning, and to determine incentive compensation. Therefore, the Company believes that the presentation of this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors.

The Company does not provide a reconciliation for this non-GAAP financial measure on a forward-looking basis to the most comparable GAAP financial measure on a forward-looking basis because it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort due to the uncertainty and potential variability of reconciling items, which are dependent on future events, that are out of the Company’s control and/or cannot be reasonably predicted, and the probable significance of which cannot be determined.

This Current Report on Form 8-K includes adjusted diluted EPS, which excludes the per share impact of adjustments including gains from antitrust litigation settlements; LIFO expense (credit); Turkey highly inflationary impact; acquisition-related intangibles amortization; litigation and opioid-related expenses (credit), net; acquisition-related deal and integration expenses; restructuring and other expenses; the gain (loss) on remeasurement of an equity investment; the loss on the divestiture of non-core businesses; and the gain (loss) on the currency remeasurement related to 2020 Swiss tax reform, in each case net of the tax effect calculated using the applicable effective tax rate for those items. In addition, the per share impact of certain discrete tax items, and the per share impact of the amortization of deferred tax assets relating to 2020 Swiss tax reform are also excluded from adjusted diluted EPS. The Company’s management believes that this non-GAAP financial measure is useful to investors because it eliminates the per share impact of the items that are outside the control of the Company or that are considered to not be indicative of the Company’s ongoing operating performance due to their inherent unusual, non-operating, unpredictable, non-recurring, or non-cash nature.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

March 10, 2025	By:	/s/ James F. Cleary
		Name:	James F. Cleary
		Title:	Executive Vice President and Chief Financial Officer